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EXHIBIT 10.2





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                        INCENTIVE STOCK OPTION AGREEMENT

                                    BETWEEN

                            SILVERLEAF RESORTS, INC.

                                      AND

                                 JOE W. CONNER







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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE I.
GRANT OF OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.1.     Grant of Option . . . . . . . . . . . . . . . . .    1
         Section 1.2.     Fair Market Value . . . . . . . . . . . . . . . .    1
         Section 1.3.     Purchase Price  . . . . . . . . . . . . . . . . .    1
         Section 1.4.     Time for Exercise . . . . . . . . . . . . . . . .    2
         Section 1.5.     Partial Exercise  . . . . . . . . . . . . . . . .    2
         Section 1.6.     Fractional Shares . . . . . . . . . . . . . . . .    2
         Section 1.7.     Method of Exercise  . . . . . . . . . . . . . . .    2
         Section 1.8.     Termination of Option . . . . . . . . . . . . . .    2

ARTICLE II
RESTRICTIONS AND LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . .    3
         Section 2.1.     Outstanding Options . . . . . . . . . . . . . . .    3
         Section 2.2.     Limitations . . . . . . . . . . . . . . . . . . .    3
         Section 2.3.     Effect on Employment Agreements . . . . . . . . .    3
         Section 2.4.     Shares as Investment  . . . . . . . . . . . . . .    3
         Section 2.5.     Reclassification, Consolidation, or Merger  . . .    4
         Section 2.6.     Limitations Upon Transfer of Option . . . . . . .    4
         Section 2.7.     Limitations Upon Transfer of Shares . . . . . . .    4
         Section 2.8.     Rights as Shareholder . . . . . . . . . . . . . .    4

ARTICLE III
ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .    4
         Section 3.1.     Notices . . . . . . . . . . . . . . . . . . . . .    4
         Section 3.2.     Binding Effect  . . . . . . . . . . . . . . . . .    5
         Section 3.3.     Incentive Options . . . . . . . . . . . . . . . .    5
         Section 3.4.     Incorporation of the Plan . . . . . . . . . . . .    5





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                        INCENTIVE STOCK OPTION AGREEMENT
                                    BETWEEN
                            SILVERLEAF RESORTS, INC.
                                      AND
                                 JOE W. CONNER


         This Incentive Stock Option Agreement (the "Option Agreement") is made between SILVERLEAF RESORTS, INC., a Texas Corporation (the "Company"), and JOE
W. CONNER ("Employee") effective as of the date specified below.

                                   RECITALS:

         A. The Company has employed Employee and considers it desirable and in its best interests that Employee be given an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company in the form of options to purchase common shares of the Company; and

         B. The stock options granted hereunder are granted pursuant to the terms of the 1997 Stock Option Plan for Silverleaf Resorts, Inc., which was adopted by the Company and approved by the shareholders effective as of May 15, 1997, (the "Plan") and are intended to be Incentive Options as defined in the Plan and Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the Parties agree as follows:

                                   ARTICLE I.
                                GRANT OF OPTION

         SECTION 1.1. GRANT OF OPTION. The Company hereby grants to Employee the right and option to purchase from it, on the terms and conditions following, all or any part of an aggregate of TWENTY-FIVE THOUSAND (25,000) shares of the authorized $0.01 par value common shares of the Company.

         SECTION 1.2. FAIR MARKET VALUE. The fair market value of the Company's $0.01 par value common shares on the date of this Option Agreement is SIXTEEN and NO/100 ($16.00) per share, as determined by the Company's Board of Directors pursuant to Section 7.3 of the Plan.

         SECTION 1.3. PURCHASE PRICE. The purchase price for each share purchasable hereunder shall be one hundred percent (100%) of the fair market value per share as defined in Section 1.2 hereof.
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         SECTION 1.4.     TIME FOR EXERCISE.   Employee may elect to exercise
the options at the times and for the number of shares indicated as follows:

         (a) On or after June 5, 1998, to and including June 4, 1999, 6,250 shares;

         (b) On or after June 5, 1999, to and including June 4, 2000, 6,250 shares;

         (c) On or after June 5, 2000, to and including June 4, 2001, 6,250 shares; and

         (d) On or after June 5, 2001, to and including June 4, 2007 (the "Option Termination Date"), 6,250 shares.

         However, if Employee does not purchase the full number of shares to which Employee is entitled in either period (a), (b) or (c) above, Employee is permitted to purchase those remaining shares in a later period through and including the Option Termination Date in addition to those shares which Employee may otherwise be entitled to purchase.

         SECTION 1.5. PARTIAL EXERCISE. No partial exercise of such option may be for less than 100 full shares.

         SECTION 1.6. FRACTIONAL SHARES. In no event shall the Company be required to transfer fractional shares to the Employee.

         SECTION 1.7. METHOD OF EXERCISE. The option shall be exercised by Employee as to all or part of the shares covered by the option by giving written notice of such exercise to the Company, specifying the number of shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. Such notice shall set forth a statement, pursuant to Section 8.8 of the Plan and Section 2.5 of this Option Agreement, that the shares are being acquired for investment.

         Subject to any applicable laws or regulations and to the terms of Sections 8.8, 11.5, and 12.1 of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to Employee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise, such payment to be made in cash or by certified check or by transfer and delivery of shares of common stock of the Company as provided in Section 7.4 of the Plan.

         SECTION 1.8. TERMINATION OF OPTION. The option and all rights granted by this Option Agreement, to the extent those rights have not been exercised, will terminate and become null and void on the sooner of:

         (a) Such date as is ten (10) years from the date of this Option Agreement;

         (b)     The Option Termination Date as defined in Section 1.4 hereof;





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         (c)     The date which is three months after the date Employee ceases to be in the continuous employ of the Company, if such cessation is by disability, retirement, or dismissal other than for cause, as defined in Section 9.4 of the Plan, provided that in the event of Employee's cessation of employment under such terms, Employee may exercise such option only to the extent that Employee was entitled to exercise it on the date of Employee's cessation of employment;

         (d) The date Employee ceases to be in the continuous employ of the Company if such cessation is by voluntary termination or dismissal for cause as defined in Sections 9.3 and 9.4 of the Plan; or

         (e) The date which is one year following the death of Employee, if Employee dies while employed by the Company or within the three-month period following the termination of such employment if such termination was by disability, retirement, or dismissal other than for cause. In the event of Employee's death under such terms, the person or persons to whom Employee's rights under the option shall pass, whether by will or by the applicable laws of descent and distribution, may exercise such option pursuant to Section 8.7 of the Plan only to the extent that Employee was entitled to exercise it on the date of Employee's death.


                                   ARTICLE II
                          RESTRICTIONS AND LIMITATIONS

         SECTION 2.1. OUTSTANDING OPTIONS. The option granted to Employee under this Option Agreement shall in no event be exercised while there is outstanding any option previously granted to Employee to purchase common shares of the Company at a price higher than the option price under the option herein granted to Employee.

         SECTION 2.2. LIMITATIONS. In accordance with the terms of Section 422 of the Code, the option granted under this Option Agreement is limited so that the aggregate fair market value of the stock which Employee may purchase hereunder for the first time in any calendar year does not exceed $100,000.

         SECTION 2.3. EFFECT ON EMPLOYMENT AGREEMENTS. Nothing herein contained shall be deemed to modify the terms of any employment agreement between the Company and Employee.

         SECTION 2.4. SHARES AS INVESTMENT. By accepting this option, Employee acknowledges for Employee, Employee's heirs, and legatees that any and all shares purchased under this Option Agreement shall be acquired for investment and not for or with a view towards distribution, and upon the transfer of any or all of the shares subject to the option granted hereunder, Employee, or Employee's heirs or legatees receiving such shares, shall deliver to the Company a representation in writing that such shares are being acquired in good faith for investment and not for or with a view towards distribution.





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         SECTION 2.5.     RECLASSIFICATION, CONSOLIDATION, OR MERGER.
Adjustments to the number of shares subject to this option and the option price for them shall be proportionately adjusted, pursuant to Section 10.1 of the Plan.

         SECTION 2.6. LIMITATIONS UPON TRANSFER OF OPTION. During the lifetime of Employee, the option and all rights granted in this Option Agreement shall be exercisable only by the Employee, and except as Section 1.8(e) of this Option Agreement otherwise provides, the option and all rights granted under this Option Agreement shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such option or of such rights contrary to the provisions in this Option Agreement, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

         SECTION 2.7. LIMITATIONS UPON TRANSFER OF SHARES. No shares acquired by Employee pursuant to this Option Agreement may be "disposed of", within the meaning of Section 424(c) of the Code, by Employee within two (2) years from the date of granting of the option nor within one year after the transfer of such share(s) to Employee. Any attempted sale, disposal or transfer of such shares shall be without effect. All shares transferred to Employee pursuant to the exercise of the option granted hereby shall be clearly marked with the foregoing restrictions on transfer.

         SECTION 2.8. RIGHTS AS SHAREHOLDER. Neither Employee nor Employee's executor, administrator, heirs, or legatees, shall be or have any rights or privileges of a shareholder of the Company in respect of the shares transferable upon exercise of the option granted under this Option Agreement, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the Employee, or the Employee's executor, administrator, heirs or legatees, as the case may be, has caused his name to be entered as the shareholder of record on the books of the Company.


                                  ARTICLE III
                           ADMINISTRATIVE PROVISIONS

         SECTION 3.1. NOTICES. Any notice to be given under the terms of this Option Agreement shall be addressed to the Parties as follows:
                 If to the Company:

                                  Silverleaf Resorts, Inc.
                                  Attn: Robert E. Mead, Chief Executive Officer 1221 Riverbend Drive, Suite 120
                                  P.O.Box 358
                                  Dallas, Texas 75221





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                 If to Employee:

                                  JOE W. CONNER

                                  751 Pelican Lane
                                  Coppell, TX 75019

         Any Party may change its address by giving notice in writing, stating its new address, to the other Party as provided in the foregoing manner. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required certified and deposited (postage and certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         SECTION 3.2. BINDING EFFECT. This Option Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

         SECTION 3.3. INCENTIVE OPTIONS. The options granted hereunder are intended to be Incentive Options as defined in the Plan and Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an Incentive Option.

         SECTION 3.4. INCORPORATION OF THE PLAN. The terms, conditions and limitations contained in the Plan are incorporated herein by reference and such provisions shall control to the extent they are not specifically contrary to a provision of this Option Agreement.


         EXECUTED this 30th day of June, 1997, but EFFECTIVE as of the 5th day of June, 1997.

                                          SILVERLEAF RESORTS, INC., the
                                          Company



                                          By:      /s/ ROBERT E. MEAD
                                                   ---------------------------
                                                   ROBERT E. MEAD,
                                                       Chief Executive Officer



                                          /s/ JOE W. CONNER
                                          -----------------------------
                                          JOE W. CONNER, Employee





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